 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2015 (September 13, 2015)

DT ASIA INVESTMENTS LIMITED

 (Exact name of registrant as specified in its charter)

British Virgin Islands	6770	98-1192662
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Room 1102, 11/F.,

Beautiful Group Tower,

77 Connaught Road Central,

Hong Kong

(852) 2110-0081

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Stephen N. Cannon, Chief Executive Officer

100 Park Avenue, Suite 1600

New York, NY 10017

(212) 880-2677

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 13, 2015, DT Asia Investments Limited (the “Company”) issued a non-interest bearing convertible promissory note in the amount of up to $500,000 (the “Note”) to DeTiger Holdings Limited. Payment on all of the Note is due on the earlier of: (i) April 6, 2016 and (ii) the date on which the Company consummates its Business Combination (as defined in the Company’s amended and restated articles and memorandum of association). Pursuant to the terms of the Note, until the maturity date, up to $500,000 can be drawn down in one or more installments of at least $1,000 each. On September 14, 2015, an initial drawdown of $300,000 was funded to the Company.

The Note is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination. Upon such election, the Note will convert into units, at a price of $10.00 per unit. These units will be identical to the private units issued in a private placement in connection with the Company’s initial public offering. As such, each unit will be comprised of one ordinary share, one right to receive one-tenth of one ordinary share upon consummation of a Business Combination, and one warrant to purchase one-half of an ordinary share at an exercise price of $12.00 per full share.

The Company issued the Note in consideration for loans from the payee to fund the Company's working capital requirements. Funds in the Trust Account (as defined in the Company’s amended and restated articles and memorandum of association) will not be used to repay any of the Note.

A copy of the Note is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Note is qualified in its entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. An aggregate of 55,000 ordinary shares (representing 50,000 ordinary shares underlying the units and 5,000 ordinary shares underlying 50,000 rights that are automatically converted upon the closing of the Business Combination) and 50,000 warrants to purchase 25,000 ordinary shares would be issued if the full $500,000 is drawn down and the principal balance of the Note is converted. The Company has relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the issuance and sale of the Note, as it was issued to a sophisticated investor without a view to distribution, and was not issued through any general solicitation or advertisement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit

10.1	Convertible Promissory Note, dated September 13, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2015	DT ASIA INVESTMENTS LIMITED

	By:	/s/ Emily Chui-Hung Tong
Name: Emily Chui-Hung Tong
Title: Chairwoman of the Board

3